EXHIBIT 1

The undersigned hereby agree that the statement on Schedule 13G with respect to the Ordinary Shares of Voltaire Ltd. dated as of April 5, 2011 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned, shall be filed on behalf of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.

April 5, 2011

Vertex Israel II Management Ltd

/s/ Yoram Oron                                   /s/ Ran Gartenberg
By: Yoram Oron                                Ran Gartenberg
Title: Founder &                                  CFO
         Managing Partner

Vertex Israel II (C.I.) Fund L.P.
By: Vertex Israel II Management Ltd

/s/ Yoram Oron                                   /s/ Ran Gartenberg
By: Yoram Oron                                Ran Gartenberg
Title: Founder &                                  CFO
         Managing Partner

Vertex Israel II (C.I.) Executive Fund L.P.
By: Vertex Israel II Management Ltd

/s/ Yoram Oron                                   /s/ Ran Gartenberg
By: Yoram Oron                                Ran Gartenberg
Title: Founder &                                  CFO
         Managing Partner

Vertex Israel II (A) Fund L.P.
By: Vertex Israel II Management Ltd

/s/ Yoram Oron                                  /s/ Ran Gartenberg
By: Yoram Oron                                Ran Gartenberg
Title: Founder &                                  CFO
         Managing Partner

Vertex Israel II (B) Fund L.P.
By: Vertex Israel II Management Ltd

/s/ Yoram Oron                                   /s/ Ran Gartenberg
By: Yoram Oron                                Ran Gartenberg
Title: Founder &                                  CFO
         Managing Partner

Vertex Israel II Discount Fund L.P.
By: Vertex Israel II Management Ltd

/s/ Yoram Oron                                  /s/ Ran Gartenberg
By: Yoram Oron                                Ran Gartenberg
Title: Founder &                                  CFO
         Managing Partner